SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Seventh Amendment to Loan and Security Agreement
("Amendment") is entered into effective as of August 31, 1996, by and between L. A. Gear California, Inc., a California corporation
("Borrower"), and BankAmerica Business Credit, Inc., a Delaware corporation ("Lender").

     WHEREAS, Lender and Borrower entered into a certain Loan and Security Agreement, dated as of November 22, 1993, as amended by: a First Amendment to Loan and Security Agreement, dated as of May 31, 1994; a Second Amendment to Loan and Security Agreement dated as of August 31, 1994; a Third Amendment to Loan and Security Agreement dated as of January 25, 1995; a Fourth Amendment to Loan and Security Agreement dated as of February 28, 1995; a Fifth Amendment to Loan and Security Agreement, dated as of May 31, 1995; and a Sixth Amendment to Loan and Security Agreement, dated as of November 30, 1995 (the Loan and Security Agreement, as amended and supplemented, the "Agreement"). (Unless specifically defined herein, all capitalized terms shall be defined in accordance with the Agreement.), and

     WHEREAS, Borrower desires to amend the Agreement and Lender is willing to amend the Agreement, subject to the terms and conditions stated herein,

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties agree as follows.


                    SECTION ONE - AMENDMENTS
                    ------------------------

     1.1 Amendment of Recitals. The amount "$75,000,000," appearing in the first recital to the Loan Agreement is hereby deleted therefrom, and the amount "$50,000,000" is hereby substituted in lieu thereof.

     1.2  Amendment of "Availability".  The definition of
"Availability" in Article 1 of the Agreement is hereby amended in its entirety to read as follows:

     "`Availability' means (a) the lesser at any point in time of
(i) $50,000,000, or (ii) the sum of (A) eighty percent (80%) of the Net Amount of Eligible Accounts, and (B) the lesser of (1) $25,000,000, or (2) fifty percent (50%) of the value of Eligible Inventory, valued at the lower of market value or cost (established on a "first-in, first-out" basis); less (b) the sum of (i) the unpaid balance of Loans at that time; (ii) the aggregate undrawn face amount of all outstanding Letters of Credit which Lender has, or has caused to be, issued or obtained for Borrower's account other than Cash Secured Letters of Credit;
(iii) reserves for accrued interest on the Loans; (iv) the amount by which outstanding Guaranties of Debt of Foreign Affiliates exceed $25,000,000, (v) the amount by which outstanding Intercompany Accounts exceeds $65,000,000 in the aggregate, (vi) the Foreign Exchange Reserve, (vii) the Direct Deposit and Overdraft Reserve, (viii) the Minimum Excess Availability Reserve, and (ix) all other reserves which Lender in its Discretion deems necessary and desirable to maintain with respect to Borrower's account, including, without limitation, any amounts which Lender may reasonably be expected to be obligated to pay in the future for the account of Borrower."

     1.3  Amendment of "Direct Deposit and Overdraft Reserve".
The definition of "Direct Deposit and Overdraft Reserve" in
Article 1 of the Agreement is hereby amended to read in its entirety as follows:

          "`Direct Deposit and Overdraft Reserve' means an amount up to, but not exceeding, $4,000,000, which Lender in its Discretion, calculates to be its current exposure with respect to automated clearing house transfers and overdrafts."

     1.4  Amendment of "Preferred Stock".  The definition of
"Preferred Stock" in Article 1 of the Agreement is hereby amended to read in its entirety as follows:

          "`Preferred Stock' means Parent's Series B Cumulative
Convertible Preferred Stock."

     1.5  Amendment of "Eligible Inventory".  The definition of
"Eligible Inventory" in Article 1 of the Agreement is hereby amended in its entirety to read as follows:

          "`Eligible Inventory' means finished goods Inventory meeting Borrower's or Parent's manufacturing specifications that
(a) is located on premises owned or leased by Borrower or Parent (and in the case of leased premises, a landlord's consent which is acceptable to Lender has been executed by the landlord and delivered to Lender); (b) are not goods in transit; (c) upon which Lender has a first priority perfected security interest;
(d) which Borrower has not owned for a period in excess of six
(6) months; (e) is not spare parts, packaging and shipping materials, supplies, bill-and-hold Inventory or defective Inventory, or Inventory delivered to Borrower on consignment, (f) does not consist of promotional items; and (g) Lender otherwise deems eligible as the basis for Loans based on such other credit and collateral considerations as Lender may from time to time establish in its Discretion. Notwithstanding clause `(b)' above, Inventory that it being imported and that is payable by presentment of a letter of credit issued pursuant to this Agreement, and that would be Eligible Inventory except for the terms of such clauses (a) and (b), will be Eligible Inventory if Lender is named as consignee on the applicable bill of lading or other similar document of title, such bill of lading or document has been delivered to Lender, and the Inventory is subject to insurance acceptable to Lender."

     1.6  Amendment of "Minimum Excess Availability Reserve".
The definition of "Minimum Excess Availability Reserve" in
Article 1 of the Agreement is hereby amended in its entirety to read as follows:

          "`Minimum Excess Availability Reserve' means $5,000,000 at all times following the end of any Fiscal Quarter as of the last day of which Adjusted Tangible Net Worth is less than (a) $82,500,000 for any Fiscal Quarter included within the Fiscal Year ending November 30, 1996, and (b) $75,000,000 for any Fiscal Quarter thereafter."

     1.7  Amendment of Section 2.1.  The amount "$75,000,000" in
Section 2.1 of the Agreement is hereby deleted therefrom, and the amount "$50,000,000" is hereby substituted in lieu thereof.

     1.8  Amendment of Section 2.2.  The amount "$75,000,000" in
Section 2.2 of the Agreement is hereby deleted therefrom, and the amount "$50,000,000" is hereby substituted in lieu thereof.

     1.9  Amendment of Section 2.2(a).  The last sentence of
Subsection 2.2(a) of the Agreement is hereby amended in its entirety to read as follows:

     "Notwithstanding any other provision of this Agreement to the contrary, the aggregate unpaid amount of the Reference Rate
Loans shall not, at any time, exceed $20,000,000."

     1.10 Amendment of Section 2.3(b). The amount "$75,000,000" in Subsection 2.3(b) of the Agreement is hereby deleted therefrom, and the amount "$50,000,000" is hereby substituted in lieu thereof.

     1.11 Amendment of Section 3.1(d).  Section 3.1(d) of the
Agreement is hereby amended in its entirety to read as follows:

          "(d) If, for any month during the term of this Agreement, the sum of the average closing daily balances of the Loans plus the average daily amount available for drawing under all outstanding Letters of Credit does not equal the Total Facility (with the unpaid balance calculated for this purpose by applying collections immediately upon receipt), then Borrower shall pay Lender a fee in an amount determined by multiplying one-half of one percent (0.5%) per annum times the amount by which the Total Facility exceeds such amount. Such a fee, if any, shall be calculated on the basis of a year of 360 days and actual days elapsed, and shall be payable to Lender on the first day of each month with respect to the prior month."

     1.12 Amendment of Section 3.3. Section 3.3 of the Agreement is hereby amended in its entirety to read as follows:

          "3.3 Letter of Credit Fees. Borrower will pay to Lender a commission of (i) three-quarters of one percent (0.75%) per annum of the outstanding Cash Secured Letters of Credit, and
(ii) one and three-quarters percent (1.75%) of the outstanding Borrowing Base Letters of Credit. Letter of credit fees shall be calculated on the basis of a year of 360 days for actual days elapsed. This fee would be payable monthly in arrears and would be in addition to reimbursement by Borrower of the issuing institution's fees for issuing, amending, negotiating, and processing letters of credit."

     1.13 Amendment of Section 6.8. Clause "(c)" of Section 6.8 of the Agreement is hereby amended in its entirety to read as follows:

          "(c) upon request, but in any event not less frequently than four times each month, a summary ageing of Accounts for the most recently ended weekly period."

     1.14 Amendment of Section 9.6.  (a) Clause "(b)" of Section
9.6 of the Agreement is hereby amended in its entirety to read as follows:

          "(b) Distributions by Borrower and Raegal to Parent, and by Parent to the holders of the Subordinated Debentures and to its preferred shareholders, in the amount of any scheduled payments of interest with respect to the Subordinated Debentures and scheduled dividends with respect to its Preferred Stock provided that (i) no such Distributions shall be made during the continuance of any Event or Event of Default, (ii) the quarterly Preferred Stock dividend payable with respect to the Fiscal Quarter ending February 28, 1997, shall not be paid unless the Adjusted Tangible Net Worth as of November 30, 1996, is greater than $85,000,000, and (iii) no quarterly dividend shall be paid thereafter unless the Adjusted Tangible Net Worth as of the last day of the Fiscal Quarter immediately preceding the quarterly dividend payment date is greater than $80,000,000."

          (b) Clause "(d)" of Section 9.6 of the Agreement is hereby deleted from the Agreement in its entirety, and shall be of no further force or effect.

     1.15 Amendment of Section 9.17.  Section 9.17 of the
Agreement is hereby amended in its entirety to read as follows:

          "9.17 Captial Expenditures. Neither Parent, nor any of the Restricted Subsidiaries (other than Borrower) shall make or incur any Capital Expenditures. Borrower shall not make or incur any Captial Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Borrower during any Fiscal Year would exceed $2,500,000; provided that the amount of Captial Expenditures which may be made or incurred by Borrower in any Fiscal Year shall be increased by the amount permitted in preceding Fiscal Years and not actually expended."

     1.16 Amendment of Section 9.18.  Section 9.18 of the
Agreement is hereby amended in its entirety to read as follows:

          "9.18 Adjusted Tangible Net Worth. Borrower will not permit Adjusted Tangible Net Worth to be less than (a)
$80,000,000 as of August 31, 1996, and November 30, 1996; and (b)
$70,000,000 as of the last day of each Fiscal Quarter thereafter."

     1.17 Amendment of Section 9.25.  Section 9.25 of the
Agreement is hereby amended in its entirety to read as follows:

          "9.25 Intercompany Transactions. Borrower will not permit the aggregate amount of the Intercompany Advances made by Borrower plus the aggregate amount of outstanding Intercompany Receivables to exceed at any time the sum of $65,000,000."

     1.18 Amendment of Section 12.  (a)  The first sentence of
Section 12 of the Agreement is hereby amended in its entirety to read as follows:

     "The initial term of this Agreement shall terminate on November 30, 1999."

          (b) The fourth sentence of Section 12 of the Agreement is hereby amended in its entirety to read as follows:

     "Borrower may also terminate this Agreement at any time during its initial term or any successive renewal term if (a) it gives Lender sixty (60) days prior written notice of termination by registered or certified mail; (b) it pays and performs all Obligations on or prior to the effective date of termination; and
(c) unless such termination date is within sixty (60) days of the scheduled termination date, it pays Lender, on or prior to the effective date of termination, an early termination fee equal to the sum of the average daily principal balance of the Loans plus the average daily amount available for drawing under Letters of Credit (in each case for the 180 day period preceding termination), times (i) three percent (3%) if terminated prior to November 30, 1997; (ii) two percent (2%) if terminated on or after November 30, 1997, but prior to November 30, 1998; and
(iii) if terminated during the on or after November 30, 1998, but prior to April 30, 1999, (A) one-half of one percent (0.5%) of the amount of all Loans and Cash Letters of Credit, and (B) one percent (1.0%) of all Borrowing Base Letters of Credit, and (iv) if terminated on or after April 30, 1999, (A) zero percent (0%) of the amount of all of the Loans and Cash Secured Letters of Credit, and (B) one-half of one percent (0.5%) of the amount of all Borrowing Base Letters of Credit, provided that Borrower shall not have to pay any early termination fees in the event that this Agreement is terminated, and the obligations hereunder repaid, using the proceeds of a credit facility provided by Bank of America or any Affiliate of Bank of America."


          SECTION TWO - REPRESENTATIONS AND WARRANTIES
          --------------------------------------------

     2.1 Acknowledgment of Borrower. Borrower hereby represents and warrants that the execution and delivery of this Amendment and compliance by Borrower with all of the provisions of this Amendment (a) are within the powers and purposes of Borrower; (b) have been duly authorized or approved by Borrower; and (c) constitute the valid and binding obligation of Borrower, enforceable in accordance with its terms. Borrower reaffirms its obligation to pay all amounts due Lender under the Agreement in accordance with and subject to the terms thereof as modified hereby.

     2.2 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, including, without limitation, all financial covenants contained therein, are ratified and confirmed and shall continue in full force and effect. Lender and Borrower agree that the Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

                   SECTION THREE - CONDITIONS
                   --------------------------

     3.1 Conditions Precedent. This Amendment shall become binding upon Borrower and Lender upon satisfaction of the following conditions precedent:

          (a) Borrower shall have delivered this Amendment to the Lender, executed by a duly authorized representative of Borrower; and

          (b) Borrower shall have paid to Lender an extension fee of $250,000 which Lender may, in its sole discretion, charge to Borrower's loan account as a Reference Rate Loan.


                  SECTION FOUR - MISCELLANEOUS
                  ----------------------------

     4.1 Agreement Unmodified. Except as otherwise specifically modified by this Amendment, all terms and provisions of the Agreement remain unmodified and in full force and effect.

     4.2 Total Agreement. This Amendment, and all other agreements referred to herein or delivered in connection herewith, shall constitute the entire agreement between the parties relating to the subject matter hereof, shall rescind all prior agreements and understandings between the parties hereto relating to the subject matter hereof, and shall not be changed or terminated orally.

     4.3 Severability. To the extent any provision of this Amendment is not enforceable under applicable law, such provision shall be deemed null and void and shall have no effect on the remaining portions of the Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                   L.A. GEAR CALIFORNIA, INC.


                                   By:
                                      -------------------------
                                   Name:
                                        -----------------------
                                   Title:
                                         ----------------------

                                   BANKAMERICA BUSINESS CREDIT, INC.


                                   By:
                                      -------------------------
                                   Name:
                                        -----------------------
                                   Title:
                                         ----------------------


                    RATIFICATION OF GUARANTY
                    ------------------------

     Raegal Finance, Inc. hereby consents to the foregoing and confirms that its Guaranty dated as of November 22, 1993, in favor of BankAmerica Business Credit, Inc. relating to the obligations of L.A. Gear California, Inc. remains unmodified and in full force and effect.

                                   RAEGAL FINANCE, INC.,
                                   a Texas corporation


                                   By:
                                      -------------------------
                                   Name:
                                        -----------------------
                                   Title:
                                         ----------------------



     L.A. Gear, Inc. hereby consents to the foregoing and confirms that its Guaranty dated as of November 22, 1993, in favor of BankAmerica Business Credit, Inc. relating to the obligations of L.A. Gear California, Inc. remains unmodified and in full force and effect.

                                   L.A. GEAR, INC.


                                   By:
                                   Name:
                                   Title: